UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 20, 2008

Advanced Scientific Asset Holding, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52629
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5019 N. 34th Street

Arlington, VA 22207

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

703-536-2114

(ISSUER TELEPHONE NUMBER)

Skytrip Holdings, Inc.

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the U.S. Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As reported on a Form 8-K filed on January 11, 2008, the Company’s name has been changed from “Skytrip Holdings, Inc.” to “Advanced Scientific Asset Holding, Inc.,” effective February 20, 2008.

The name change was approved by the Board of Directors and by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

The Company has filed an amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State, and has received notification from the State of Delaware that such change had been made in the corporate charter of the Company, and is on file with the State of Delaware. A copy of the Company’s name change certificate from the State of Delaware is filed as Exhibit 99.4 hereto.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

1.1

Amendment to the Certificate of Incorporation of the Company to change name to Advanced Scientific Asset Holding, Inc. (Incorporated herein by reference to an 8-K report filed by the Company on January 11, 2008.)

1.2

Written Consent by the Shareholders of the Company to change name to Advanced Scientific Asset Holding, Inc. (Incorporated herein by reference to an 8-K report filed by the Company on January 11, 2008.)

1.3

Unanimous Written Consent by the Board of Directors of the Company approving name change to Advanced Scientific Asset Holding, Inc. (Incorporated herein by reference to an 8-K report filed by the Company on January 11, 2008.)

1.4

Certificate of Name Change to Advanced Scientific Asset Holding, Inc., from the State of Delaware Secretary of State. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED SCIENTIFIC ASSET HOLDING, INC.

(Registrant)

By:	/s/ Dr. Leo H. Lin
Name: Dr. Leo H. Lin Title: Chairman and President

Dated: February 26, 2008

EXHIBIT 99.4

DELAWARE

_____________

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SKYTRIP HOLDINGS, INC.”, CHANGING ITS NAME FROM “SKYTRIP HOLDINGS, INC.” TO “ADVANCED SCIENTIFIC ASSET HOLDING, INC.”, FILED IN THIS OFFICE ON THE TWENTIETH DAY OF FEBRUARY, A.D. 2008, AT 8 O’CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE SUSSEX COUNTY RECORDER OF DEEDS.

/s/ Harriet Smith Windsor

_________________________________

Harriet Smith Windsor, Secretary of State

AUTHENTICATION: 6394204

DATE: 02-20-08

4281546   8100      [ SEAL ]

080188173

You may verify this certificate online

at corp.delaware.gov./authver.shtml